NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Q2 2025 Financial Results As of June 30, 2025, reported August 7, 2025 1

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Safe Harbor Statements Certain statements contained in this presentation are "forward-looking statements." We have tried to identify these forward-looking statements by using words such as "may," "might," " will," "expect,” "anticipate,'' "'believe,“ "could," " intend," "plan," "estimate," "should," "if,“ "project," and similar expressions. All statements other than statements of historical facts contained in this presentation, including statements regarding our mission, our strategic plan, our growth strategies, our vision, our market growth opportunity, our multi-year phased approach, our refranchising plans, our efforts to drive revenue growth, our 2025 guidance, prospects, plans, objectives of management and expected market growth and potential are forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events. However, these forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to be materially different from our expectations and projections. Some of these risks, uncertainties and other factors are set forth in this presentation and in other documents we file with the United States Securities and Exchange Commission (the "SEC"). Given these risks and uncertainties, readers are cautioned not to place undue reliance on our forward-looking statements. Projections and other forward-looking statements included in this presentation have been prepared based on assumptions, which we believe to be reasonable, but not in accordance with U.S. Generally Accepted Accounting Principals (“GAAP”) or any guidelines of the SEC. Actual results may vary, perhaps materially. You are strongly cautioned not to place undue reliance on such projections and other forward-looking statements. All subsequent written and oral forward-looking statements attributable us or to persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Except as required by federal securities laws, we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any such forward-looking statements, whether made in this presentation or elsewhere, should be considered in the context of the various disclosures made by us about our businesses including, without limitation, the risk factors discussed above. Accounting Adjustments Related to the Consolidation of the Operations of the PCs In those states which require a licensed Doctor of Chiropractic to own the entity that offers chiropractic services, the Company enters into a management agreement with a professional corporation (PC) licensed in that state to provide chiropractic services. To increase transparency into operating results and to align with accounting rules, the Company will now consolidate the full operations of the PC. This will result in increases to our revenue and G&A expenses by an identical amount and would have no impact on our bottom line except in instances when the PC has sold treatment packages and wellness plans. Revenue from these packages and plans will now be deferred and will be recognized when patients use their visits. The Company has previously consolidated its clinic operations in Non-PC states such as Arizona and New Mexico, and the deferred revenue around packages and plans in those states was already reflected in its financial statements. Therefore, these adjustments are isolated to the managed clinics in PC states. These adjustments will have no impact on cash flow. Comments to Financial Results As announced on July 30, 2025, we intend to restate our previously issued financial statements for our 2024 Annual Report Form 10-K and our Quarter Ended Q1’2025 Form 10-Q due to material errors identified by management related to the non-cash impairment recorded for clinics held for sale within discontinued operations. Specifically, the Company determined the original valuation methodology for certain assets held for sale applied was not consistent with generally accepted accounting principles, and adjustments were made to accurately present the Company’s financial statements. From an income statement standpoint, the adjustments resulted in decrease in net loss for 2024 and an increase in net income for the first quarter of 2025. These adjustments are not expected to have any impact on Adjusted EBITDA for 2024 or the first quarter of 2025. The effect on the balance sheet will be an increase of the carrying value of assets held for sale. Due to the necessary change in prior financial statements, as of the date of this filing, we are providing limited financial statements, including the income statement and Adjusted EBITDA for the three months ended June 30, 2025 and 2024, respectively, and the unrestricted cash and cash balance as of June 30, 2025. Business Structure The Joint Corp. is a franchisor of clinics and an operator of clinics in certain states. In Arkansas, California, Colorado, District of Columbia, Florida, Illinois, Kansas, Kentucky, Maryland, Massachusetts, Michigan, Minnesota, New Jersey, New York, North Carolina, Oregon, Pennsylvania, Rhode Island, South Dakota, Tennessee, Washington, West Virginia and Wyoming, The Joint Corp. and its franchisees provide management services to affiliated professional chiropractic practices. 2

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Sanjiv Razdan CEO, President and Director 3

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Our mission is to improve quality of life through routine and affordable chiropractic care. 4 Our vision is to build America’s most accessible health and wellness services company.

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. On Our Way to Becoming a Pure Play Franchisor 37 clinics refranchised • 31 clinics in Arizona and New Mexico • 5 clinics in Kansas City • 1 clinic in California • Actively engaged in refranchising the balance of the corporate portfolio 5

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Strengthen Brand Awareness & Digital Marketing 6 Sharpening marketing communications to pain relief from general wellness • 80% of new patients cite aches and pains as a reason for coming to The Joint. • More relevant creative educates prospects how to get back to doing what they love • SEO optimization to address changes in search behavior

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Initiated Dynamic Revenue Management 7 Optimize holistic pricing while balancing affordability and patient value • More frequent, smaller price increases than past • Walk-in pricing taken in Dec. 2024; Kickstart plans started in July 2025 • Will keep exploring holistic pricing opportunities in the balance of the year

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Upgrading Patient-facing Technology 8 Extending the lifetime value of our patients • Launched MVP in July • 10% active patients using app in August • Working on app 2.0, including gamification

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Scott Bowman Chief Financial Officer 9

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. +52% Q2 2025 consolidated Adj. EBITA increase over Q2 2024 +1.4% Q2 2025 comp sales2 +2.6% Q2 2025 system-wide sales1 10 1 System-wide sales include revenues at all clinics, whether operated or managed by the company or by franchisees. While franchised sales are not recorded as revenues by the company, management believes the information is important in understanding the company’s financial performance, because these revenues are the basis on which the company calculates and records royalty fees and are indica iv of the financial health of the franchisee base. | 2 Comp sales include only the sales from clinics that have been open at least 13 full months and exclude any clinics that have permanently closed.

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. 12 26 82 175 242 265 309 352 394 453 515 610 712 800 842 885 4 47 61 47 48 60 64 96 126 135 125 82 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q2 2025 TOTAL CLINICS OPEN Franchised Company-owned and managed Reduced Regional Developer management to 52% of the clinics Increased Franchised Clinics to 92% of Portfolio 370 399 442 513 312 246 579 706 838 935 967 11 967

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. 1 Due to rounding, numbers may not add up precisely to the totals. | 2 The results of the corporate clinic segment are reported in from discontinued operations and the franchised clinics in continued operations | 3 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix. Q2 2025 as of Jun. 30, 2025 $ in M 1 3 mo.s 6/30/25 3 mo.s 6/30/24 Differences Revenue $13.3 $12.6 $0.7 5% Cost of revenues 2.8 2.8 0.0 (1)% Sales and marketing 3.5 3.4 0.1 1% Depreciation and amortization 0.4 0.3 0.1 18% G&A 7.7 7.8 (0.1) (1)% Operating loss (1.1) (1.8) 0.7 36% Other income 0.2 0.1 0.1 NA Income tax expense 0.0 0.0 0.0 NA Net loss from continuing operations 2 (1.0) (1.7) 0.7 42% Net income / (loss) from discontinued operations 2 1.1 (1.9) 3.0 NA Consolidated net income / (loss) 0.1 (3.6) 3.7 NA Adjusted EBITDA from continuing operations 3 0.1 (0.4) 0.5 NA Adjusted EBITDA from discontinued operations 3 3.1 2.5 0.6 NA Consolidated Adjusted EBITDA 3 3.2 2.1 1.1 52% 12

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Stock repurchase plan: • Authorized for up to $5M of outstanding common stock • Plan authorized through June 2027 1 JPMorgan Chase LOC provides immediate access to $20M through February 2027. Strong Liquidity $ in Ms 6/30/25 12/31/24 Unrestricted cash $29.8 $25.1 Restricted cash $1.2 $0.9 Available JP Morgan Chase LOC1 $20.0 $20.0 13

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Revising 2025 Guidance 14 $ in M 2024 Actual Prior 2025 Low Guidance Prior 2025 High Guidance Current 2025 Low Guidance Current 2025 High Guidance System-wide sales 1 $530.3 $550 $570 $530 $550 Comp sales for all clinics open 13 months or more 2 4% Mid-single digits Low-single digits Consolidated Adjusted EBTIDA 3 $11.4 $10.0 $11.5 $10.8 $11.8 New franchised clinic openings excluding the impact of refranchised clinics 57 30 40 30 35 1 System-wide sales include revenues at all clinics, whether operated or managed by the company or by franchisees. While franchised sales are not recorded as revenues by the company, management believes the information is important in understanding the company’s financial performance, because these revenues are the basis on which the company calculates and records royalty fees and are indicative of the financial health of the franchisee base. | 2 Comp sales include only the sales from clinics that have been open at least 13 full months and exclude any clinics that have permanently closed.

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Sanjiv Razdan CEO, President and Director 15

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Strengthen Clinic Economics & Reignite Growth 16 Excel in Patient Experience Turbo Charge Sales & Profits Rapidly Grow Clinic Network Build People Capability & Culture Innovate & Broaden Relevance OUR PATIENTS

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. 17 Sandi Karrmann Director Chris Grandpre Director

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. 18 Net New Clinic Openings Adjusted EBITDA Comp Sales System-wide Sales Committed to Driving Success

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Performance Metrics and Non-GAAP Measures 19 This presentation includes commonly discussed performance metrics. System-wide sales include revenues at all clinics, whether operated by the company or by franchisees. While franchised sales are not recorded as revenues by the company, management believes the information is important in understanding the company’s financial performance, because these sales are the basis on which the company calculates and records royalty fees and are indicative of the financial health of the franchisee base. Comp sales include the revenues from both company-owned or managed clinics and franchised clinics that in each case have been open at least 13 full months and exclude any clinics that have closed. This presentation includes non-GAAP financial measures. EBITDA and Adjusted EBITDA are presented because they are important measures used by management to assess financial performance, as management believes they provide a more transparent view of the company’s underlying operating performance and operating trends. Reconciliation of historical net income/(loss) to EBITDA and Adjusted EBITDA is presented in the table below. The company defines EBITDA as net income/(loss) before net interest, tax expense, depreciation, and amortization expenses. The company defines Adjusted EBITDA as EBITDA before acquisition-related expenses (which includes contract termination costs associated with reacquired regional developer rights), net (gain)/loss on disposition or impairment, stock-based compensation expenses, costs related to restatement filings, restructuring costs, litigation expenses (consisting of legal and related fees for specific proceedings that arise outside of the ordinary course of our business) and other income related to employee retention credits. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or cash flows from operations, as determined by accounting principles generally accepted in the United States, or GAAP. While EBITDA and Adjusted EBITDA are used as measures of financial performance and the ability to meet debt service requirements, they are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation. EBITDA and Adjusted EBITDA should be reviewed in conjunction with the company’s financial statements filed with the SEC. Please refer to the reconciliations of non-GAAP financial measures to their GAAP equivalents located in this presentation. This presentation includes forward- looking guidance for certain non-GAAP financial measures, including Adjusted EBITDA. These measures will differ from net income (loss), determined in accordance with GAAP, in ways similar to those described in the reconciliations at the end of this release. We are not able to provide, without unreasonable effort, guidance for net income (loss), determined in accordance with GAAP, or a reconciliation of guidance for Adjusted EBITDA to the most directly comparable GAAP measure because the Company is not able to predict with reasonable certainty the amount or nature of all items that will be included in net income (loss).

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. GAAP – Non-GAAP Reconciliation Quarterly Continuing Operations 20

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. GAAP – Non-GAAP Reconciliation Quarterly Discontinued Operations 21

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. GAAP – Non-GAAP Reconciliation Quarterly Consolidated Operations 22

scott.bowman@thejoint.com Scott Bowman, CFO scott.bowman@thejoint.com The Joint Corp. | 16767 N. Perimeter Dr., Suite 110, Scottsdale, AZ 85260 | (480) 245-5960 https://www.facebook.com/thejointchiro https://twitter.com/thejointchiro https://www.youtube.com/thejointcorp https://www.facebook.com/thejointchiro @thejointchiro https://twitter.com/thejointchiro @thejointchiro https://www.youtube.com/thejointcorp @thejointcorp sanjiv.razdan@thejoint.com Sanjiv Razdan, President & CEO sanjiv.razdan@thejoint.com The Joint Corp. | 16767 N. Perimeter Dr., Suite 110, Scottsdale, AZ 85260 | (480) 245-5960 thejointinvestors@allianceadvisors.com Kirsten Chapman, LHA Investor Relations thejointinvestors@allianceadvisors.com Alliance Advisors Investor Relations | 800 Third Ave, 17th Floor | New York, NY 10022| (415) 433-3777 NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. 23